Exhibit 8.1

Ardmore Shipping Corporation

Subsidiary Companies

This is a list of subsidiary companies of Ardmore Shipping Corporation as at December 31, 2023.

Company Name	Incorporation Jurisdiction	Ownership
Ardmore Shipping LLC	Marshall Islands	100.00%
Ardmore Maritime Services LLC Ardmore Energy Transition Ventures Ltd Ardmore Element 1 Ventures LLC Ardmore e1 Marine Ventures Ltd	Marshall Islands Bermuda Delaware, USA Ireland	100.00% 100.00% 100.00% (Immediate Parent - Ardmore Energy Transition Ventures Ltd) 100.00% (Immediate Parent - Ardmore Energy Transition Ventures Ltd)
Ardmore Shipping (Bermuda) Limited	Bermuda	100.00% (Immediate Parent - Ardmore Maritime Services LLC)
Ardmore Shipping Services (Ireland) Limited (formerly Ardmore Shipping Limited)	Ireland	100.00% (Immediate Parent – Ardmore Maritime Services (Asia) Pte. Ltd)
Ardmore Shipping (Asia) Pte Ltd	Singapore	100.00% (Immediate Parent - Ardmore Maritime Services (Asia) Pte. Ltd)
Ardmore Shipping (Americas) LLC	Delaware, USA	100.00% (Immediate Parent - Ardmore Maritime Services (Asia) Pte. Ltd)
Ardmore Maritime Services (Asia) Pte. Ltd	Singapore	100.00% (Immediate Parent - Ardmore Shipping (Bermuda) Limited)
Ardmore Chartering LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Ardmore Pool Holdings LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Maritime Services LLC)
Ardmore MR Pool LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Pool Holdings LLC)
Ardmore Trading (USA) LLC	Delaware, USA	100.00% (Immediate Parent - Ardmore Pool Holdings LLC)
Ardmore Tanker Trading (Asia) Pte Ltd	Singapore	100.00% (Immediate Parent - Ardmore Pool Holdings LLC)
Anglo Ardmore Ship Management Limited	Hong Kong	50.00% (Immediate Parent - Ardmore Shipping (Bermuda) Limited)
Bailey Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Ballycotton Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Blasket Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Cromarty Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Dogger Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Dover Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Fair Isle Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Faroe Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Fisher Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Fitzroy Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Forth Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Humber Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Kilkee Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Killary Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Kilmore Shipco LLC Lahinch Shipco (Pte.) Ltd	Marshall Islands Singapore	100.00% (Immediate Parent - Ardmore Shipping LLC) 100.00% (Immediate Parent - Ardmore Shipping LLC)
Lundy Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Plymouth Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Portland Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Saltee Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Sole Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Thames Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Trafalgar Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Tramore Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Viking Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Wight Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)

Company Name	Incorporation Jurisdiction	Ownership
Allen Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Ballina Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Ballyduff LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Barra Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Beltra Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Biscay Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Bofin Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Brandon Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Bunmahon Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Carlingford Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Carnsore Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Carra Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Clifden Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Corrib Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Dingle Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Ennell Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Erne Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Fastnet Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Forties Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Foyle Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Glenbeg Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Hebrides Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Keadew Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)
Killybegs Shipco LLC	Marshall Islands	100.00% (Immediate Parent - Ardmore Shipping LLC)

Lahinch Shipco LLC

Magee Shipco LLC

Malin Shipco LLC

Meela Shipco LLC

Portmore Shipco LLC

Rockall Shipco LLC

Shannon Shipco LLC

Sheelin Shipco LLC

Skellig Shipco LLC

Strangford Shipco LLC

Swilly Shipco LLC

Tyne Shipco LLC

Valentia Shipco LLC

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

Marshall Islands

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)

100.00% (Immediate Parent - Ardmore Shipping LLC)